Intangible Assets, Net (Details) - Schedule of Estimated Future Amortization Expense for Intangible Assets $ in Thousands	Mar. 31, 2024 USD ($)
Schedule Of Estimated Future Amortization Expense For Intangible Assets [Abstract]
2024 (remaining six months)	$ 799
2025	1,361
2026	1,258
2027	1,247
2028	1,213
Thereafter	5,273
Total	$ 11,151